Exhibit 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (“Agreement”) is made and entered into in this 1st day of December 2023 (“Effective Date”), by and between SportsMap Tech Acquisition Corp., a Delaware corporation, its successors and assigns (the “Company” and before the closing of the Business Combination, the “SPAC”), and the parties identified on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company entered into an Business Combination Agreement (as amended and as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with ICH Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Infrared Cameras Holdings, Inc., a Delaware corporation (“ICI”);

WHEREAS, subject to the terms and conditions set forth in the Business Combination Agreement, upon the consummation of the transactions contemplated thereby, Merger Sub will merge with and into ICI, with ICI surviving as a wholly-owned subsidiary of the Company (the “Business Combination”), and with ICI’s equity holders receiving shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and other Company securities;

WHEREAS, the Company desires to obtain working capital, and each Purchaser has agreed to provide a portion of such capital in connection with the closing of the Business Combination and according to the terms hereof; and

WHEREAS, the Purchasers and the Company are entering into this Agreement to establish terms by which each Purchaser shall fund its Loan, as set forth herein and therein the related Note, described below, and the Company shall issue the warrants as set forth herein and therein the related Warrant, described below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the sufficiency of which is acknowledged by each Purchaser and the Company (each “party” and, collectively, “parties”), the parties hereby agree as follows:

1. PROMISSORY NOTE. Each Purchaser shall loan the Company an amount as indicated on such Purchaser’s signature page to this Agreement (the “Principal Amount”). All sums advanced pursuant to the terms of this Agreement shall be evidenced by a separate convertible promissory note (each a “Note”), in substantially the form set forth as Exhibit A hereto. Each Note shall be convertible into shares of the Company’s Common Stock pursuant to the terms contained in the Note. Absent the express written consent of the Purchasers, the Company may not, at any time prior to the Maturity Date, prepay all or any part of the principal balance of the Note. All covenants, conditions and agreements contained herein are made a part of the Note, unless modified therein.

2. WARRANTS. On the Closing Date (as defined below), the Company shall simultaneously issue to each Purchaser a warrant, in substantially the form annexed hereto as Exhibit B (the “Warrant”), to purchase a number of shares of Common Stock as indicated on such Purchaser’s signature page to this Agreement (the “Warrant Shares”) at an initial exercise price of Eleven Dollars and Fifty Cents ($11.50) per share (the “Exercise Price”).

3. CLOSING.

(a)           The consummation of the transactions contemplated by this Agreement (the “Closing”) shall occur on the date of the closing of the Business Combination, immediately prior to the consummation of the Business Combination (the “Closing Date”).

(b)           At least five (5) Business Days before the anticipated Closing Date, the Company shall deliver written notice to each Purchaser (the “Closing Notice”) specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Principal Amount to the Company. No later than two (2) Business Days prior to the anticipated Closing Date, each Purchaser shall deliver such Purchaser’s Principal Amount by wire transfer of United States dollars in immediately available funds to an account as specified by the Company in the Closing Notice, such funds to be held in escrow until the Closing. In the event that the consummation of the Business Combination does not occur within five (5) Business Days after the anticipated Closing Date specified in the Closing Notice (the “Closing Outside Date”), unless otherwise agreed to in writing by the Company and a Purchaser, the Company will promptly return the funds so delivered by the Purchasers to the accounts specified by such Purchasers. Notwithstanding such return or cancellation (x) a failure to close on the anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in this Section 3 to be satisfied or waived on or prior to the Closing Date, and (y) unless and until this Agreement is terminated in accordance with the provisions herein, each such Purchaser shall remain obligated (A) to redeliver funds to the Company following the Company’s delivery to each Purchaser of a new Closing Notice and (B) to consummate the Closing upon satisfaction of the conditions set forth in this Section 3. For the purposes of this Agreement, “Business Day” means any day other than a Saturday, Sunday or any other day on which commercial banks are required or authorized to close in the State of New York.

(c)           The obligation of each Purchaser to fund such Purchaser’s Principal Amount hereunder shall be subject to the following conditions precedent, each in form and substance reasonably satisfactory to, and to the satisfaction of, the Purchaser:

(i)	the representations and warranties contained in the Transaction Documents (as defined below) are true and correct in all material respects as of the issue date of the Note(s), both before and after giving effect to the transactions contemplated by the Transaction Documents;

(ii)	receipt by such Purchaser of an executed copy of the Purchaser’s Note;

(iii)	receipt by such Purchaser of executed copies of the Purchaser’s Warrant;

(iv)	satisfaction or waiver of the conditions for closing of the Business Combination pursuant to the Business Combination Agreement; and

(v)	the Common Stock being listed on the Nasdaq Capital Market, the Nasdaq Global Market, the New York Stock Exchange or the NYSE American after the closing of the Business Combination.

4. REPRESENTATIONS AND WARRANTIES BY THE COMPANY. In order to induce each Purchaser to enter into this Agreement and to deliver such Purchaser’s Principal Amount to the Company, Company represents and warrants to the Purchasers as follows:

(a)           Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

(b)           Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Note, and the Warrants, (all such documents together with all amendments, schedules, exhibits, annexes, supplements and related items, to each such document shall hereinafter be collectively referred to as, the “Transaction Documents”). The execution, delivery and performance of the Transaction Documents by the Company, and the consummation by it of the transactions contemplated therein, have been duly and validly authorized by all necessary corporate action. The Transaction Documents, when executed and delivered, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

(c)           Adequate Shares. The Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by the respective Warrants and Notes.

(d)           Periodic Filings. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Securities and Exchange Commission (the “SEC”) with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(e)           No Defaults. The Company is not in violation of any term of any agreement, charter instrument, bylaw or other instrument to which it is a party or by which it may be bound, where the violation would have a Material Adverse Effect.

(f)           Compliance with Law. The Company (a) is not in violation of any state laws, ordinances, governmental rules or regulations to which it is subject and (b) has not failed to obtain any licenses, permits, franchises or other governmental or environmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure would reasonably be expected to have a Material Adverse Effect.

(g)           Material Adverse Effect. There is no action, suit, audit, proceeding, investigation or arbitration (or series of related actions, suits, proceedings, investigations or arbitrations) pending before or by any governmental authority or private arbitrator or, to the knowledge of the Company, threatened against the Company or any property of the Company (a) challenging the validity or the enforceability of any of this Agreement, or any loan document, agreement, or instrument executed in connection herewith, or (b) which has had or are reasonably expected to have a Material Adverse Effect. The Company is not subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or governmental authority, in each case which shall have or is likely to have a Material Adverse Effect. Further, except as described in the SEC Reports, no other circumstances or conditions exist that are reasonably expected to have a Material Adverse Effect on the Company. As used in this Agreement, “Material Adverse Effect” means a material adverse effect upon (aa) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company, (bb) the ability of the Company to perform its obligations under this Agreement or any document, agreement, or instrument executed in connection herewith, or (cc) the ability of a Purchaser to enforce the terms of this Agreement, or any document, agreement, or instrument executed in connection herewith.

(h)           Foreign Corrupt Practices Act. Except as otherwise disclosed in the Company’s SEC Reports, neither the Company nor, to the Company’s knowledge, any of its affiliates, directors, officers, employees, agents or other person acting on behalf of the Company is aware of or has taken any action, directly or indirectly, that would result in a material violation by such person of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the Company’s knowledge, its affiliates have conducted their businesses in material compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(i)           Sarbanes-Oxley; Internal Accounting Controls. Except as set forth in the SEC Reports, the Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are in effect as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are in effect as of the date hereof. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company.

(j)            Application of Takeover Protections; Rights Agreement.  The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provisions under the Company’s certificate of incorporation, as amended, or the laws of the jurisdiction of its formation that are or could become applicable to the Purchaser as a result of the transactions contemplated by this Agreement and/or the other Transaction Documents, including, without limitation, the Company’s issuance of the Note and Warrant and the Purchaser’s ownership of the Note and Warrant. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(k)           DTC Eligible. The Common Stock is DTC eligible and DTC has not placed a “freeze” or a “chill” on the Common Stock and the Company has no reason to believe that DTC has any intention to make the Common Stock not DTC eligible, or place a “freeze” or “chill” on the Common Stock.

(l)            Listing Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration.

(m)          No General Solicitation.  Neither the Company, nor any of its affiliates, nor, to the knowledge of the Company, any Person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the underlying securities.

5. REPRESENTATIONS AND WARRANTIES BY PURCHASER. Each Purchaser, severally and not jointly, represents and warrants to Company as follows:

(a)           Purchaser is acquiring its Note and Warrants with the intent to hold as an investment and not with a view of distribution.

(b)           Purchaser is an “accredited investor” within the definition contained in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”). Purchaser has adequate net worth and means of providing for its current needs and contingencies and is able to sustain a complete loss of the investment contemplated by this Agreement. Purchaser, itself or through its officers, employees or agents, has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment such as an investment in the Note and Warrant, and Purchaser, either alone or through its officers, employees or agents, has evaluated the merits and risks of the investment in the Notes and Warrants.

(c)           Purchaser acknowledges and agrees that it is purchasing the Notes and Warrants hereunder based upon its own inspection, examination and determination with respect thereto as to all matters, and without reliance upon any express or implied representations or warranties of any nature, whether in writing, orally or otherwise, made by or on behalf of or imputed to the Company.

(d)            Purchaser became aware of this offering of the securities to be sold pursuant to this Agreement solely by means of direct contact between Purchaser and the Company or their respective representatives or affiliates. Purchaser did not become aware of this offering of the securities to be sold pursuant to this Agreement, nor were the securities offered to Purchaser, by any other means. Purchaser acknowledges that the Company represents and warrants that the securities to be sold pursuant to this Agreement (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(e)           Purchaser understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the securities to be sold pursuant to this Agreement or made any findings or determination as to the fairness of this investment.

(f)            Purchaser is not, and is not owned or controlled by or acting on behalf of, a Sanctioned Person. Purchaser is not a non-U.S. shell bank or providing banking services to a non-U.S. shell bank. Purchaser represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Purchaser maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Purchaser also represents that it maintains, to the extent required, either directly or through the use of a third-party administrator, policies and procedures reasonably designed for the screening of any investors against Sanctions-related lists of blocked or restricted persons and to ensure that the funds held by Purchaser and used to purchase securities pursuant to this Agreement are derived from lawful activities. For purposes of this Agreement, “Sanctioned Person” means at any time any person or entity: (a) listed on any Sanctions-related list of designated or blocked or restricted persons; (b) that is a national of, the government of, or any agency or instrumentality of the government of, or resident in, or organized under the laws of, a country or territory that is the target of comprehensive Sanctions from time to time; or (c) owned or controlled by or acting on behalf of any of the foregoing. “Sanctions” means those trade, economic and financial sanctions laws, regulations, embargoes, and restrictive measures (in each case having the force of law) administered, enacted or enforced from time to time by (a) the United States (including without limitation the U.S. Department of the Treasury, Office of Foreign Assets Control, the U.S. Department of State, and the U.S. Department of Commerce), (b) the European Union and enforced by its member states, (c) the United Nations, (d) His Majesty’s Treasury and (e) the Cayman Islands.

(g)           Purchaser understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of securities to be sold pursuant to this Agreement (if any) or made any findings or determination as to the fairness of this investment.

6. MAXIMUM SHARES. Notwithstanding anything in this Agreement to the contrary, the Company shall not issue any shares of Common Stock pursuant to the transactions contemplated hereby or any other Transaction Documents if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock that the Company may issue in compliance with the Company’s obligations under the rules or regulations of the principal market on which the Common Stock is listed or quoted for trading (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company obtains the approval of its stockholders as required by the applicable rules of the principal market on which the Common Stock is listed or quoted for trading for issuances of shares of Common Stock in excess of such amount. The Exchange Cap shall be appropriately adjusted for any stock dividend, stock split, reverse stock split or similar transaction.

7. BLUE SKY FILINGS. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Notes and Warrants for, sale to the Purchaser at the applicable Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

8. REGISTRATION RIGHTS.

(a)           On or prior to the date that is thirty (30) days following the Closing (the “Filing Deadline”), the Company shall prepare and file with the SEC a registration statement under the Securities Act (any such registration statement, a “Registration Statement”) relating to the resale on a continuous basis pursuant to Rule 415 of the Securities Act of the maximum number of shares of Common Stock issuable upon conversion or exercise of a Note or Warrant, as applicable, or issuable as interest payments on the Notes (the “Registrable Securities”). The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective by the SEC no later than the date, which shall be either: (i) in the event that the SEC does not review the Registration Statement, twenty (20) days after the Filing Deadline, or (ii) in the event that the SEC reviews the Registration Statement, ninety (90) days after the Filing Deadline (but in any event, no later than four (4) business days following the SEC indicating that it has no further comments on the Registration Statement) (such date, the “Effectiveness Deadline”). Subject to any comments from the staff of the SEC, such Registration Statement shall include the plan of distribution in form and substance reasonably satisfactory the Purchasers beneficially owning (as determined pursuant to Rule 13d-3 under the Exchange Act) a majority of the Registrable Securities; provided, however, that no Purchaser shall be named as an “underwriter” in the Registration Statement without such Purchaser’s consent; provided, further, that the Company’s obligations to include a Purchaser’s Registrable Securities in the Registration Statement contemplated by this Section 8 are contingent upon such Purchaser furnishing a completed and executed selling stockholder questionnaire in customary form to the Purchaser that contains the information required by SEC rules for a registration statement regarding such Purchaser, the securities of the Company held by such Purchaser and the intended method of disposition of the Registrable Securities, and each Purchaser agrees, severally, to execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations.

(b)           At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to this Section 8, the Company shall effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(i)	The Company shall use its reasonable best efforts to keep each Registration Statement effective at all times with respect to each Purchaser’s Registrable Securities until the expiration of the Reporting Period. “Reporting Period” means the period commencing on the Closing and for each Purchaser ending on the earliest of: (1) the date as of which such Purchaser may sell all of the shares of Common Stock issuable upon conversion or exercise of a Note or Warrant, as applicable, or issuable as interest payments on the Notes, under Rule 144 without volume or manner-of-sale restrictions imposed on Purchaser pursuant to Rule 144(b)(2) (or any successor thereto) promulgated under the Securities Act; (2) the fourth anniversary of the Closing, or (3) the date on which such Purchaser shall have sold all of the shares of Common Stock issuable upon conversion or exercise of a Note or Warrant, as applicable, or issuable as interest payments on the Notes. The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(ii)	The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Reporting Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

(iii)	Upon request of a Purchaser, the Company shall furnish to such Purchaser without charge copies of any preliminary or final prospectus as such Purchaser may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.

(iv)	Upon receipt of written notice from the Company that a Registration Statement or related prospectus contains a Misstatement (as defined below), each of the Purchasers shall forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement or related prospectus until it has received copies of a supplemented or amended prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the prospectus may be resumed. “Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or related prospectus or necessary to make the statements in a Registration Statement or related prospectus, in the light of the circumstances under which they were made, not misleading.

(v)	If the filing, initial effectiveness or continued use of a Registration Statement contemplated by this Section 8 at any time would (a) require the Company to make an Adverse Disclosure (as defined below), (b) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control or (c) in the good faith judgment of the Company’s board of directors, be seriously detrimental to the Company and its holders of capital stock and it is therefore essential to defer such filing, initial effectiveness or continued use at such time, the Company shall have the right, upon giving prompt written notice of such action to the Purchasers (which notice shall not specify the nature of the event giving rise to such delay or suspension), delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under this Section 8(b)(v), each Purchaser agrees to suspend, immediately upon their receipt of the notice referred to above, their use of the prospectus relating to any Registration Statement contemplated by this Section 8 in connection with any sale or offer to sell Registrable Securities until such Purchaser receives written notice from the Company that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents. “Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or the Chief Financial Officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any registration statement or prospectus in order for the applicable registration statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the registration statement were not being filed, declared effective or used, as the case may be and (iii) the Company has a bona fide business purpose for not making such information public.

(c)           If: (i) the Registration Statement is not filed on or prior to the Filing Deadline, (ii) the Registration Statement is not declared effective by the Commission or does not otherwise become effective on or prior to its required Effectiveness Deadline or (iii) for the duration of the Reporting Period after the initial effectiveness of a Registration Statement and subject to the limitations set forth in this Section 8, such Registration Statement ceases for any reason to be effective as to all Registrable Securities to which it is required to cover at any time prior to the expiration of the Reporting Period (any such failure or breach being referred to as a “Registration Default”), such a Registration Default shall be subject to liquidated damages to each Holder equal to (x) 1.0% per month of the Holder’s Principal Amount, for such Registration Default that occurs within the first 180 days after the Closing and (y) 2.0% per month of the Holder’s Principal Amount, for such Registration Default that occurs or continues more than 180 days after the Closing, which damages shall accrue daily until the applicable breach has been cured; provided, however, that no damages will be payable to any Holder on account of any Registration Default that is the fault of the Holder. Notwithstanding anything herein and for the avoidance of doubt, there shall not be a Registration Default if, and to the extent that such Registration Statement is not permitted under applicable law or by the Commission. The parties acknowledge and agree that damages which will result to a Holder for Company’s failure to fulfill its obligations under this Section 8 shall be difficult or impossible to establish or prove, and agree that the payment of liquidated damages in accordance with this paragraph is a reasonable estimate of potential damages and shall constitute liquidated damages for any breach of this paragraph.

(d)           With a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell shares of Common Stock issuable in connection with the Notes or the Warrants to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as there are no longer Registrable Securities; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish electronically to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of or electronic access to the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

9. TRANSFER RESTRICTIONS. Notwithstanding anything to the contrary in this Agreement, any Note, the Warrant Agreement or any Warrant, until the date that is six (6) months after the date hereof, no (i) Note, (ii) shares of Common Stock issued upon conversion of any Note, (iii) shares of Common Stock issued as interest on any Note pursuant to the terms thereof, (iv) Warrant or (v) shares of Common Stock underlying any Warrant, in each case, may be directly or indirectly transferred, pledged, sold or otherwise disposed of without the prior written consent of the Company.

10. INDEMNIFICATION.

(a)           The Company agrees to indemnify and hold harmless each Purchaser, its partners, affiliates, officers, directors, employees, and duly authorized agents, and each person or entity, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a “Control Person”), from and against any loss, claim, damage, liability, together with reasonable and documented out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements and costs and expenses of expert witnesses and investigation), and any action in respect thereof to which such Purchaser and its Control Persons becomes subject to, resulting from, arising out of or relating to any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto prepared and filed pursuant to Section 8 of this Agreement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by or on behalf of such Purchaser expressly for use therein.

(b)           Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and its Control Persons, from and against any loss, claim, damage, liability, together with reasonable and documented out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements and costs and expenses of expert witnesses and investigation), and any action in respect thereof to which the Company and its Control Persons becomes subject to, resulting from, arising out of or relating to any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto prepared and filed pursuant to Section 8 of this Agreement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, caused by or contained in any information or affidavit so furnished in writing to the Company by or on behalf of such Purchaser expressly for use therein; provided, however, that the liability of a Purchaser shall be in proportion to and limited to the net proceeds received by such Purchaser from the sale of Registrable Securities pursuant to any such registration statement.

(c)           Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)           The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or Control Persons and shall survive the transfer of securities. The Company and each Purchaser participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Purchaser’s indemnification is unavailable for any reason.

(e)           If the indemnification provided under this Section 10 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of a Purchaser under this Section 10 shall be limited to the amount of the net proceeds received by such Purchaser in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the other limitations set forth in this Section 10, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 10. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 10 from any person or entity who was not guilty of such fraudulent misrepresentation.

11. NOTICE. Any and all notices, demands, advance requests or other communications required or desired to be given hereunder by any party shall be in writing and shall be validly given or made to another party if (i) personally served, (ii) sent by email on the date such email is sent (provided confirmation of such email being sent is provided upon request) (iii) deposited in the United States mail, postage prepaid, return receipt requested, or (iv) by facsimile with confirmation receipt. Notice hereunder is to be given as follows:

If to the Company before the Business Combination:

SportsMap Tech Acquisition Corp.

5353 West Alabama, Suite 415

Houston, TX 77056

Attn: David Gow

With a copy to (which does not constitute Notice):

ArentFox Schiff LLP

1717 K Street NW

Washington, DC 20006

Attn: Ralph De Martino (ralph.demartino@afslaw.com)

If to the Company after the Business Combination:

Infrared Cameras Holdings, Inc.

2105 West Cardinal Drive

Beaumont, TX 77705

Attn: Peter Baird

With a copy to (which does not constitute Notice):

Latham & Watkins LLP

650 Town Center Drive, 20th Floor

Costa Mesa, CA 92626

Attn: Drew Capurro (drew.capurro@lw.com); Christopher Bezeg (christopher.bezeg@lw.com)

If to a Purchaser: to the address provided by such Purchaser on the signature page hereto.

12. ENTIRE AGREEMENT. The Transaction Documents contain the entire agreement of the parties and supersedes and replaces all prior discussions, negotiations and representations of the parties. No party shall rely upon any oral representations in entering into this agreement, such oral representations, if any, being expressly denied by the party to whom they are attributed and it being the intention of the parties to limit the terms of this Agreement to those matters contained herein in writing. However, the incorporated Note shall be deemed controlling at all times with regards to any inconsistent or changed terms or amendments contained therein.

13. BINDING EFFECT. This Agreement is binding upon and inures to the benefit of the parties hereto, their heirs, personal representatives, successors and assigns. Notwithstanding the foregoing, the parties hereto agree that ICI is an express third party beneficiary of the obligations of the Purchasers under this Agreement. Purchasers may assign their rights hereunder without prior permission from the Company. The Company may not assign its rights or obligations hereunder without the express written consent of the Purchasers, which may be withheld at their discretion.

14. GOVERNING LAW AND CONSENT TO JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of law provisions. Each of the parties to this Agreement irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for the recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Company further waives any objection to venue in any such action or proceeding on the basis of inconvenient forum. The Company agrees that any action on or proceeding brought against the Purchaser shall only be brought in such courts.

15. WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

16. AMENDMENT. The terms of this Agreement may not be amended, modified, or eliminated without written consent of the Company and Purchasers investing in a majority of the Principal Amount of Notes (prior to the Closing Date) or holding a majority of the Principal Amount of then-outstanding Notes (after the Closing Date) .

17. SEVERABILITY. Every provision of this Agreement is intended to be severable. If any term or provision thereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.

18. CONSTRUCTION. Section and paragraph headings are for convenience only and do not affect the meaning or interpretation of this Agreement. No rule of construction or interpretation that disfavors the party drafting this Agreement or any of its provisions will apply to the interpretation of this Agreement. Instead, this Agreement will be interpreted according to the fair meaning of its terms.

19. FURTHER ASSURANCES. Each party hereto agrees to do all things, including execute, acknowledge and/or deliver any documents which may be reasonably necessary, appropriate or desirable to effectuate the transactions contemplated herein pursuant to terms and conditions of this Agreement.

20. WAIVER AGAINST TRUST. Reference is made to the final prospectus of SPAC, dated as of October 18, 2021 and filed with the SEC (File No. 333-259912) on October 21, 2021 (the “Prospectus”). Purchaser hereby represents and warrants that it has read the Prospectus and understands that SPAC has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and the overallotment securities acquired by its underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of SPAC’s public stockholders (including overallotment shares acquired by SPAC’s underwriters, the “Public Stockholders”), and that, except as otherwise described in the Prospectus, SPAC may disburse monies from the Trust Account only: (a) to the Public Stockholders in the event they elect to redeem their SPAC shares in connection with the consummation of SPAC’s initial business combination (as such term is used in the Prospectus) (the “Business Combination”) or in connection with an extension of its deadline to consummate a Business Combination, (b) to the Public Stockholders if SPAC fails to consummate a Business Combination within twelve (12) months after the closing of the IPO, subject to extension in accordance with SPAC’s organizational documents, (c) with respect to any interest earned on the amounts held in the Trust Account, amounts necessary to pay for any taxes and up to $50,000 in dissolution expenses or (d) to SPAC after or concurrently with the consummation of a Business Combination. For and in consideration of SPAC entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser hereby agrees on behalf of itself and its affiliates that, notwithstanding anything to the contrary in this Agreement, neither Purchaser nor any of its affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between SPAC or its Representatives, on the one hand, and Purchaser or its Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (collectively, the “Released Claims”). Purchaser on behalf of itself and its affiliates hereby irrevocably waives any Released Claims that Purchaser or any of its affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with SPAC or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Agreement or any other agreement with SPAC or its affiliates). Purchaser agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by SPAC and its affiliates to induce SPAC to enter in this Agreement, and Purchaser further intends and understands such waiver to be valid, binding and enforceable against Purchaser and each of its affiliates under applicable law. To the extent Purchaser or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to SPAC or its Representatives, which proceeding seeks, in whole or in part, monetary relief against SPAC or its Representatives, Purchaser hereby acknowledges and agrees that Purchaser’s and its affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit Purchaser or its affiliates (or any person claiming on any of their behalves or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event Purchaser or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to SPAC or its Representatives, which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Stockholders, whether in the form of money damages or injunctive relief, SPAC and its Representatives, as applicable, shall be entitled to recover from Purchaser and its affiliates the associated legal fees and costs in connection with any such action, in the event SPAC or its Representatives, as applicable, prevails in such action or proceeding. For the avoidance of doubt, the provisions of this paragraph shall not restrict the Purchaser in its capacity as a Public Stockholder, if applicable, from redeeming any shares of SPAC that it owns in accordance with SPAC’s organizational documents and the Prospectus.

IN WITNESS WHEREOF, the parties hereto enter into this Agreement which is effective as of the date first written.

Company:

SportsMap Tech Acquisition Corp.

By:	/s/ Jacob Swain
Name:	Jacob Swain
Title:	Chief Financial Officer

Purchaser:

Don Sanders

/s/ Don Sanders
Don Sanders

Principal Amount of Note Issued: $300,000

Aggregate Number of Warrants Issued: 15,000

[Contact info redacted]

Purchaser:

Bret Sanders

/s/ Bret Sanders
Bret Sanders

Principal Amount of Note Issued: $50,000

Aggregate Number of Warrants Issued: 2,500

[Contact info redacted]

Purchaser:

Brad Sanders

/s/ Brad Sanders
Brad Sanders

Principal Amount of Note Issued: $50,000

Aggregate Number of Warrants Issued: 2,500

[Contact info redacted]

Purchaser:

Laura Sanders

/s/ Laura Sanders ______________________________

Laura Sanders

Principal Amount of Note Issued: $50,000

Aggregate Number of Warrants Issued: 2,500

[Contact info redacted]

Purchaser:

Susan Sanders

/s/ Susan Sanders
Susan Sanders

Principal Amount of Note Issued: $50,000

Aggregate Number of Warrants Issued: 2,500

[Contact info redacted]

Purchaser:

Weir Holdings

By:	/s/ Don Weir
Name:	Don Weir
Title:	Gen. Partner, Managing Ptrn

Principal Amount of Note Issued: $50,000

Aggregate Number of Warrants Issued: 2,500

[Contact info redacted]

Purchaser:

Steve Webster

/s/ Steve Webster
Steve Webster

Principal Amount of Note Issued: $500,000

Aggregate Number of Warrants Issued: 25,000

[Contact info redacted]

Purchaser:

Horn Management

By:	/s/ Gary Horn
Name:	Gary Horn
Title:	Manager

Principal Amount of Note Issued: $200,000

Aggregate Number of Warrants Issued: 10,000

[Contact info redacted]

Purchaser:

Creekside 1 Holdings

By:	/s/ Clay Davis
Name:	Clay Davis
Title:	Managing Member

Principal Amount of Note Issued: $400,000

Aggregate Number of Warrants Issued: 20,000

[Contact info redacted]

Purchaser:

David Gow

/s/ David Gow
David Gow

Principal Amount of Note Issued: $200,000

Aggregate Number of Warrants Issued: 10,000

[Contact info redacted]

Purchaser:

Jerrell Glen Clay, Sr.

/s/ Jerrell Glen Clay, Sr.
Jerrell Glen Clay, Sr.

Principal Amount of Note Issued: $50,000

Aggregate Number of Warrants Issued: 2,500

[Contact info redacted]

Purchaser:

John Alton Burdine Estate Trust

f/b/o Scott Burdine

/s/ Scott Burdine
Scott Burdine, Trustee

Principal Amount of Note Issued: $30,000

Aggregate Number of Warrants Issued: 1,500

[Contact info redacted]

Purchaser:

Lift High, LLC

By:	/s/ Mike Appling
Name:	Mike Appling
Title:	Investor

Principal Amount of Note Issued: $500,000

Aggregate Number of Warrants Issued: 25,000

[Contact info redacted]

Purchaser:

RWI Partnership, Ltd

By:	/s/ Will Randall
Name:	Will Randall
Title:	Treasurer

Principal Amount of Note Issued: $200,000

Aggregate Number of Warrants Issued: 10,000

[Contact info redacted]

Purchaser:

Oliver Luck

/s/ Oliver Luck
Oliver Luck

Principal Amount of Note Issued: $100,000

Aggregate Number of Warrants Issued: 5,000

[Contact info redacted]

Purchaser:

BOCO NVST, LLC

By:	/s/ Travis Boeker
Name:	Travis Boeker
Title:	Managing Partner

Principal Amount of Note Issued: $50,000

Aggregate Number of Warrants Issued: 2,500

[Contact info redacted]

Purchaser:

Brent J. Smolik

/s/ Brent J. Smolik
Brent J. Smolik

Principal Amount of Note Issued: $250,000

Aggregate Number of Warrants Issued: 12,500

[Contact info redacted]

Purchaser:

Cullen and Carson Cone 2010 Trust

/s/ Scott Cone
Scott Cone, Trustee

Principal Amount of Note Issued: $200,000

Aggregate Number of Warrants Issued: 10,000

[Contact info redacted]

Purchaser:

Brad Kangieser

/s/ Brad Kangieser
Brad Kangieser

Principal Amount of Note Issued: $150,000

Aggregate Number of Warrants Issued: 7,500

[Contact info redacted]

Purchaser:

Herrin Descendants 2010 Trust

/s/ Tracy JE Herrin
Tracy JE Herrin, Trustee

Principal Amount of Note Issued: $150,000

Aggregate Number of Warrants Issued: 7,500

[Contact info redacted]

Purchaser:

Machan Investments, LLC

By:	/s/ Dan O. Dinges
Name:	Dan O. Dinges
Title:	Founder

Principal Amount of Note Issued: $250,000

Aggregate Number of Warrants Issued: 12,500

[Contact info redacted]

Purchaser:

James Christmas

/s/ James Christmas
James Christmas

Principal Amount of Note Issued: $500,000

Aggregate Number of Warrants Issued: 25,000

[Contact info redacted]

Purchaser:

Kosberg Holdings

By:	/s/ Don A. Sanders
Name:	Don A. Sanders
Title:	Agent

Principal Amount of Note Issued: $200,000

Aggregate Number of Warrants Issued: 10,000

[Contact info redacted]

Purchaser:

Johnny Carrabba

/s/ Johnny Carrabba
Johnny Carrabba

Principal Amount of Note Issued: $200,000

Aggregate Number of Warrants Issued: 10,000

[Contact info redacted]

Purchaser:

Tanya Jo Drury Trust

/s/ Don Sanders
Don Sanders, Trustee

Principal Amount of Note Issued: $200,000

Aggregate Number of Warrants Issued: 10,000

[Contact info redacted]

Purchaser:

Christine Patterson

/s/ Christine Patterson
Christine Patterson

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Glynda Faye Patterson

/s/ Glynda Faye Patterson
Glynda Faye Patterson

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Charles Henry Fernandez 2021 Trust

UAD 05/06/2021

By:	/s/ Don A. Sanders
Name:	Don A. Sanders
Title:	Agent

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Benjamin Avery Batistick 2021 Trust

UAD 05/06/2021

/s/ Ashley Batistick
Ashley Batistick, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Melanie E. Shaw 2015 Kids Trust

/s/ Melanie Shaw
Melanie Shaw, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

John Harris Whitmire 2015 Grandchildrens Trust

/s/ John Whitmire
John Whitmire, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Quincy Catalina Sanders 2009 Trust

UAD 06/16/2003

/s/ Don Sanders
Don Sanders, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Albert Sanders Keller

U/T/D 02/11/97

/s/ Don Weir
Don Weir, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Nolan Bradley Sanders 2005 Trust

UAD 06/16/2003

/s/ Don Sanders
Don Sanders, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Sela Rivas Sanders 2003 Trust

UAD 06/16/2003

/s/ Don Sanders
Don Sanders, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

2009 Sanders Childrens Trust

UAD 10/21/2009 f/b/o Chelsea Collmer

/s/ Bret Sanders
Bret Sanders, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

2009 Sanders Childrens Trust

UAD 10/21/2009 f/b/o Christopher Collmer

/s/ Bret Sanders
Bret Sanders, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Mia Scarlet Batistick 2016 Trust

UAD 12/23/2016

/s/ Ashley Batistick
Ashley Batistick, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Eileen Colgin 2015 Grandchildrens Trust

UAD 12/03/2016

/s/ Eileen Colgin
Eileen Colgin, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

Russell Hardin, Jr. 2021 Grandchildren’s Trust

UAD 12/03/2015

/s/ Russell Hardin
Russell Hardin, Trustee

Principal Amount of Note Issued: $25,000

Aggregate Number of Warrants Issued: 1,250

[Contact info redacted]

Purchaser:

CULLEN SPITZER

/s/ Cullen Spitzer
Cullen Spitzer

Principal Amount of Note Issued: $150,000

Aggregate Number of Warrants Issued: 7,500

[Contact info redacted]

Purchaser:

CAMACA AS

By:	/s/ Herman R. Flinder
Name:	Herman R. Flinder
Title:

Principal Amount of Note Issued: $250,000

Aggregate Number of Warrants Issued: 12,500

[Contact info redacted]

Purchaser:

Jill A Blashack Revocable Trust

U/A/D May 8, 2004

/s/ Jill A. Blashack Strahan
Jill A. Blashack Strahan, Trustee

Principal Amount of Note Issued: $1,000,000

Aggregate Number of Warrants Issued: 50,000

[Contact info redacted]

EXHIBIT A

CONVERTIBLE NOTE

[See Attached]

EXHIBIT B

WARRANT AGREEMENT

[See Attached]